                                                                    EXHIBIT 99.1

MORGAN STANLEY DEAN WITTER         [GRAPHIC]                      March 10, 1998
Asset Finance Group
ABS/MBS Capital Markets

                            COMPUTATIONAL MATERIALS

                                  $900,000,000
                                 (APPROXIMATE)


                       ADVANTA MORTGAGE LOAN TRUST 1998-1


                              HOME EQUITY LOAN ABS






   This information has been prepared in connection with the issuance of securities representing interests in the above trust, and is based in part on information provided by Advanta Mortgage Corp. with respect to the expected characteristics of the pool of home equity loans in which these securities will represent undivided beneficial interests. The actual characteristics and performance of the home equity loans will differ from the assumptions used in preparing these materials, which are hypothetical in nature. Changes in the assumptions may have a material impact on the information set forth in these materials. No representation is made that any performance or return indicated herein will be achieved. For example, it is very unlikely that the loans will prepay at a constant rate or follow a predictable pattern. This information may not be used or otherwise disseminated in connection with the offer or sale of these or any other securities, except in connection with the initial offer or sale of these securities to you to the extent set forth below. NO REPRESENTATION IS MADE AS TO THE APPROPRIATENESS, USEFULNESS, ACCURACY OR COMPLETENESS OF THESE MATERIALS OR THE ASSUMPTIONS ON WHICH THEY ARE BASED. Additional information is available upon request. These materials do not constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular trading strategy. ANY SUCH OFFER TO BUY OR SELL ANY SECURITY WOULD BE MADE PURSUANT TO A DEFINITIVE PROSPECTUS AND PROSPECTUS SUPPLEMENT PREPARED BY THE ISSUER WHICH WOULD CONTAIN MATERIAL INFORMATION NOT CONTAINED IN THESE MATERIALS. SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT WILL CONTAIN ALL MATERIAL INFORMATION IN RESPECT OF ANY SUCH SECURITY OFFERED THEREBY AND ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE SOLELY IN RELIANCE UPON SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. ANY CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN ARE TO BE READ IN CONJUNCTION WITH SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. In the event of any such offering, these materials, including any description of the loans contained herein, shall be deemed superseded, amended and supplemented in their entirety by such Prospectus and Prospectus Supplement. To Our Readers Worldwide: In addition, please note that this information has been provided by Morgan Stanley & Co. Incorporated and approved by Morgan Stanley & Co. International Limited, a member of the Securities and Futures Authority, and Morgan Stanley Japan Ltd. We recommend that investors obtain the advice of their Morgan Stanley & Co. International Limited or Morgan Stanley Japan Ltd. representative about the investment concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

MORGAN STANLEY DEAN WITTER         [GRAPHIC]                      March 10, 1998
Asset Finance Group
ABS/MBS Capital Markets



                 $900,000,000 ADVANTA MORTGAGE LOAN TRUST 1998-1

                 ADVANTA MORTGAGE CORP., USA -- MASTER SERVICER

                             TRANSACTION HIGHLIGHTS


---------------------------------------------------------------------------------------------------------------------------------
                                        Ratings                       Avg Life     Modified
                                      S&P/Fitch/                      To Mat /     Duration         Day Count    Bench-   Price
  Class(1)         Description          Moody's       Balance(1)      Window(2)      (Mat)                        mark    Talk
=================================================================================================================================
     A-1       FRM Floater            AAA/AAA/Aaa    143,000,000      0.85 / 18       0.81         Actual/360              + [ ]
---------------------------------------------------------------------------------------------------------------------------------
     A-2       FRM TAC                AAA/AAA/Aaa    89,000,000       2.00 / 13       1.83           30/360                + [ ]
---------------------------------------------------------------------------------------------------------------------------------
     A-3       FRM TAC                AAA/AAA/Aaa    64,000,000       3.00 / 13       2.65           30/360                + [ ]
---------------------------------------------------------------------------------------------------------------------------------
     A-4       FRM TAC                AAA/AAA/Aaa    42,000,000       4.00 / 13       3.42           30/360                + [ ]
---------------------------------------------------------------------------------------------------------------------------------
     A-5       FRM TAC                AAA/AAA/Aaa    68,000,000       5.78 / 45       4.65           30/360                + [ ]
---------------------------------------------------------------------------------------------------------------------------------
     A-6       FRM NAS                AAA/AAA/Aaa    50,000,000       6.54 / 142      5.09           30/360                + [ ]
---------------------------------------------------------------------------------------------------------------------------------
     A-7       (1) Floater            AAA/AAA/Aaa    330,000,000      3.90 / 211      3.06         Actual/360              + [ ]
---------------------------------------------------------------------------------------------------------------------------------
     A-8       ARM Fixed NAS          AAA/AAA/Aaa    44,000,000       2.36 / 163      2.13           30/360                + [ ]
---------------------------------------------------------------------------------------------------------------------------------
     M-1       ARM Mezzanine           AA/AA/Aa2     26,000,000       5.85 / 139      4.69         Actual/360              + [ ]
---------------------------------------------------------------------------------------------------------------------------------
     M-2       ARM Mezzanine             A/A/A       23,000,000       5.76 / 126      4.59         Actual/360              + [ ]
---------------------------------------------------------------------------------------------------------------------------------
     B-1       ARM Subordinate       BBB/BBB/Baa2    21,000,000       5.56 / 106      4.42         Actual/360              + [ ]
---------------------------------------------------------------------------------------------------------------------------------
    FFPIO      FRM NAS IO            AAAr/AAA/Aaa    (50,000,000)                     Not
                                                                                   Available
---------------------------------------------------------------------------------------------------------------------------------

Notes: (1) Class A-7 Certificates consists of two Components: Component One is supported by the fixed rate loan group with a component balance of approximately $44,000,000 and Component Two is supported by the adjustable rate loan group with a component balance of approximately $286,000,000.

         (2) Based on the pricing prepayment speed. See details below.

SPONSOR:                            Advanta Mortgage Conduit Services, Inc..
                                    ("Advanta Conduit")


MASTER SERVICER:                    Advanta Mortgage Corp. USA ("Advanta")


TRUSTEE:                            Bankers Trust Company of California, N.A.



EXPECTED PRICING DATE:              March 11 - 12, 1998.



EXPECTED SETTLEMENT DATE:           March 19, 1998 through DTC, Euroclear, and CEDEL.



DISTRIBUTION DATES:                 The 25th of each month, beginning April 25, 1998.



OPTIONAL CLEAN-UP CALL:             10% of original pool balance.



MORTGAGE LOANS:                     The Trust will consist of two mortgage loan
                                    groups: "Group I" loans are conventional,
                                    fixed-rate, one- to four-family B & C home
                                    equity mortgage loans and collateralize the
                                    Classes A-1, A-2, A-3, A-4, A-5, A-6 and A-7
                                    Component One Certificates. "Group II" loans
                                    are conventional, adjustable-rate, one- to
                                    four-family B & C home equity mortgage loans
                                    and collateralize the Classes A-7 Component
                                    Two and A-8 Certificates, respectively.


   This information has been prepared in connection with the issuance of securities representing interests in the above trust, and is based in part on information provided by Advanta Mortgage Corp. with respect to the expected characteristics of the pool of home equity loans in which these securities will represent undivided beneficial interests. The actual characteristics and performance of the home equity loans will differ from the assumptions used in preparing these materials, which are hypothetical in nature. Changes in the assumptions may have a material impact on the information set forth in these materials. No representation is made that any performance or return indicated herein will be achieved. For example, it is very unlikely that the loans will prepay at a constant rate or follow a predictable pattern. This information may not be used or otherwise disseminated in connection with the offer or sale of these or any other securities, except in connection with the initial offer or sale of these securities to you to the extent set forth below. NO REPRESENTATION IS MADE AS TO THE APPROPRIATENESS, USEFULNESS, ACCURACY OR COMPLETENESS OF THESE MATERIALS OR THE ASSUMPTIONS ON WHICH THEY ARE BASED. Additional information is available upon request. These materials do not constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular trading strategy. ANY SUCH OFFER TO BUY OR SELL ANY SECURITY WOULD BE MADE PURSUANT TO A DEFINITIVE PROSPECTUS AND PROSPECTUS SUPPLEMENT PREPARED BY THE ISSUER WHICH WOULD CONTAIN MATERIAL INFORMATION NOT CONTAINED IN THESE MATERIALS. SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT WILL CONTAIN ALL MATERIAL INFORMATION IN RESPECT OF ANY SUCH SECURITY OFFERED THEREBY AND ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE SOLELY IN RELIANCE UPON SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. ANY CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN ARE TO BE READ IN CONJUNCTION WITH SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. In the event of any such offering, these materials, including any description of the loans contained herein, shall be deemed superseded, amended and supplemented in their entirety by such Prospectus and Prospectus Supplement. To Our Readers Worldwide: In addition, please note that this information has been provided by Morgan Stanley & Co. Incorporated and approved by Morgan Stanley & Co. International Limited, a member of the Securities and Futures Authority, and Morgan Stanley Japan Ltd. We recommend that investors obtain the advice of their Morgan Stanley & Co. International Limited or Morgan Stanley Japan Ltd. representative about the investment concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

CLASS A-7 CERTIFICATES:             Class A-7 Certificates consist of two components:
                                    - $43,000,000 Component One is supported by the
                                      fixed rate loan group
                                    - $287,000,000 Component Two is supported by the
                                      adjustable rate loan group

CLASS A-7 COUPON STEP-UP:           If the 10% optional clean-up call is not exercised,
                                    the certificate spread to LIBOR steps up to 200% its
                                    initial spread.

CLASSES M-1, M-2 AND B-1            If the 10% optional clean-up call is not exercised,
COUPON STEP UP:                     the certificate spread to LIBOR steps up to 150% its
                                    initial spread.

CLASS A-7 INTEREST SHORTFALL        Any interest rate shortfalls resulting from the Net
CARRY-FORWARD FEATURE:              Funds Cap will accrue interest at the applicable Class
                                    Pass-Through Rate and will be due and payable to
                                    Certificateholders on future remittance dates, subject
                                    to certain limitations for each Component as described
                                    in the Prospectus Supplement.

CREDIT ENHANCEMENT:                 - Fixed Loan Group Certificates (including Class A-7
                                      Component One): MBIA guaranty
                                    - Adjustable Loan Group Certificates (including Class A-7
                                      Component Two): Subordination

PRICING SPEED:                      - Fixed Loan Group Certificates (including Class A-7
                                      Component One): The fixed rate certificates assume 115%
                                      PPC which equates to a ramped CPR starting at 3.5% CPR
                                      in the first month increasing to 23.0% CPR over 12 months, and remaining at 23.0% CPR thereafter on a seasoning
                                      adjusted basis.
                                    - Adjustable Loan Group Certificates (including Class A-7
                                      Component Two): 25% CPR

TRUST TAX STATUS:                   REMIC Trust.

ERISA ELIGIBILITY:                  The Certificates are expected to be ERISA eligible.

SMMEA ELIGIBILITY:                  The Certificates are NOT expected to be SMMEA eligible.

FIXED PAY IO OFF FIXED (FFPIO       The FPIO class pays a 5.0% coupon off the A-6 class balance
CLASS)                              for 30 months.

CLASS A-8 PRINCIPAL PAYMENT         Class A-8 will receive the following percentage of its pro
PERCENTAGE:                         rata share:
                                        0 - 22 months:  0%
                                        23 months and thereafter:  500%

CLASS A-6 PRINCIPAL PAYMENT         Class A-6 will receive the following percentage of its pro
PERCENTAGE:                         rata share:
                                        0 - 36 months:  0%
                                        37 - 60 months:  45%
                                        61 - 72 months:  80%
                                        73 - 84 months:  100%
                                        85 months and thereafter:  300%

   This information has been prepared in connection with the issuance of securities representing interests in the above trust, and is based in part on information provided by Advanta Mortgage Corp. with respect to the expected characteristics of the pool of home equity loans in which these securities will represent undivided beneficial interests. The actual characteristics and performance of the home equity loans will differ from the assumptions used in preparing these materials, which are hypothetical in nature. Changes in the assumptions may have a material impact on the information set forth in these materials. No representation is made that any performance or return indicated herein will be achieved. For example, it is very unlikely that the loans will prepay at a constant rate or follow a predictable pattern. This information may not be used or otherwise disseminated in connection with the offer or sale of these or any other securities, except in connection with the initial offer or sale of these securities to you to the extent set forth below. NO REPRESENTATION IS MADE AS TO THE APPROPRIATENESS, USEFULNESS, ACCURACY OR COMPLETENESS OF THESE MATERIALS OR THE ASSUMPTIONS ON WHICH THEY ARE BASED. Additional information is available upon request. These materials do not constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular trading strategy. ANY SUCH OFFER TO BUY OR SELL ANY SECURITY WOULD BE MADE PURSUANT TO A DEFINITIVE PROSPECTUS AND PROSPECTUS SUPPLEMENT PREPARED BY THE ISSUER WHICH WOULD CONTAIN MATERIAL INFORMATION NOT CONTAINED IN THESE MATERIALS. SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT WILL CONTAIN ALL MATERIAL INFORMATION IN RESPECT OF ANY SUCH SECURITY OFFERED THEREBY AND ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE SOLELY IN RELIANCE UPON SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. ANY CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN ARE TO BE READ IN CONJUNCTION WITH SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. In the event of any such offering, these materials, including any description of the loans contained herein, shall be deemed superseded, amended and supplemented in their entirety by such Prospectus and Prospectus Supplement. To Our Readers Worldwide: In addition, please note that this information has been provided by Morgan Stanley & Co. Incorporated and approved by Morgan Stanley & Co. International Limited, a member of the Securities and Futures Authority, and Morgan Stanley Japan Ltd. We recommend that investors obtain the advice of their Morgan Stanley & Co. International Limited or Morgan Stanley Japan Ltd. representative about the investment concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

AVERAGE LIFE SENSITIVITIES (PRICED TO MATURITY)

              PPM                   115            0           50          100          115          150          200          250
              CPR                    25            0           10           20           25           30           40           50
Class         A-1
FRM           Floater

Average       Life                 0.85         7.06         1.51         0.93         0.85         0.71         0.59         0.52
Mod           Duration             0.81         5.41         1.41         0.89         0.81         0.69         0.58         0.50
First         Prin              4/25/98      4/25/98      4/25/98      4/25/98      4/25/98      4/25/98      4/25/98      4/25/98
Last          Prin              9/25/99     12/25/10      2/25/01     11/25/99      9/25/99      6/25/99      3/25/99      1/25/99
Payment       Window                 18          153           35           20           18           15           12           10

Class         A-2
FRM           Fixed        TAC

Average       Life                 2.00        14.37         4.11         2.25         2.00         1.98         1.53         1.25
Mod           Duration             1.83         9.19         3.52         2.04         1.83         1.81         1.42         1.17
First         Prin              9/25/99     12/25/10      2/25/01     11/25/99      9/25/99      9/25/99      6/25/99      3/25/99
Last          Prin              9/25/00      1/25/13      8/25/03      1/25/01      9/25/00      8/25/00      1/25/00      9/25/99
Payment       Window                 13           26           31           15           13           12            8            7

Class         A-3
FRM           Fixed        TAC

Average       Life                 3.00        16.14         6.68         3.44         3.00         2.89         2.15         1.71
Mod           Duration             2.65         9.82         5.28         3.00         2.65         2.57         1.95         1.58
First         Prin              9/25/00      1/25/13      8/25/03      1/25/01      9/25/00      8/25/00      1/25/00      9/25/99
Last          Prin              9/25/01      7/25/16      7/25/06      4/25/02      9/25/01      8/25/01      8/25/00      2/25/00
Payment       Window                 13           43           36           16           13           13            8            6

Class         A-4
FRM           Fixed        TAC

Average       Life                 4.00        20.01         9.69         4.62         4.00         3.87         2.77         2.15
Mod           Duration             3.42        10.86         6.97         3.88         3.42         3.32         2.46         1.95
First         Prin              9/25/01      7/25/16      7/25/06      4/25/02      9/25/01      8/25/01      8/25/00      2/25/00
Last          Prin              9/25/02      5/25/20      3/25/09      5/25/03      9/25/02      8/25/02      4/25/01      7/25/00
Payment       Window                 13           47           33           14           13           13            9            6



   This information has been prepared in connection with the issuance of securities representing interests in the above trust, and is based in part on information provided by Advanta Mortgage Corp. with respect to the expected characteristics of the pool of home equity loans in which these securities will represent undivided beneficial interests. The actual characteristics and performance of the home equity loans will differ from the assumptions used in preparing these materials, which are hypothetical in nature. Changes in the assumptions may have a material impact on the information set forth in these materials. No representation is made that any performance or return indicated herein will be achieved. For example, it is very unlikely that the loans will prepay at a constant rate or follow a predictable pattern. This information may not be used or otherwise disseminated in connection with the offer or sale of these or any other securities, except in connection with the initial offer or sale of these securities to you to the extent set forth below. NO REPRESENTATION IS MADE AS TO THE APPROPRIATENESS, USEFULNESS, ACCURACY OR COMPLETENESS OF THESE MATERIALS OR THE ASSUMPTIONS ON WHICH THEY ARE BASED. Additional information is available upon request. These materials do not constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular trading strategy. ANY SUCH OFFER TO BUY OR SELL ANY SECURITY WOULD BE MADE PURSUANT TO A DEFINITIVE PROSPECTUS AND PROSPECTUS SUPPLEMENT PREPARED BY THE ISSUER WHICH WOULD CONTAIN MATERIAL INFORMATION NOT CONTAINED IN THESE MATERIALS. SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT WILL CONTAIN ALL MATERIAL INFORMATION IN RESPECT OF ANY SUCH SECURITY OFFERED THEREBY AND ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE SOLELY IN RELIANCE UPON SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. ANY CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN ARE TO BE READ IN CONJUNCTION WITH SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. In the event of any such offering, these materials, including any description of the loans contained herein, shall be deemed superseded, amended and supplemented in their entirety by such Prospectus and Prospectus Supplement. To Our Readers Worldwide: In addition, please note that this information has been provided by Morgan Stanley & Co. Incorporated and approved by Morgan Stanley & Co. International Limited, a member of the Securities and Futures Authority, and Morgan Stanley Japan Ltd. We recommend that investors obtain the advice of their Morgan Stanley & Co. International Limited or Morgan Stanley Japan Ltd. representative about the investment concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

              PPM                   115            0           50          100          115          150          200          250
              CPR                    25            0           10           20           25           30           40           50
Class         A-5
FRM           Fixed          TAC

Average       Life                   5.78       25.00        13.26         6.98         5.78         6.84        4.22         2.96
Mod           Duration               4.65       11.89         8.57         5.40         4.65         5.24        3.55         2.61
First         Prin                9/25/02     5/25/20      3/25/09      5/25/03      9/25/02      8/25/02     4/25/01      7/25/00
Last          Prin                5/25/06     7/25/25      1/25/13     11/25/07      5/25/06      1/25/12     6/25/08      3/25/02
Payment       Window                   45          63           47           55           45          114          87           21

Class         A-6
NAS           Class

Average       Life                   6.54       11.63         8.09         6.80         6.54         6.09        5.62         4.70
Mod           Duration               5.09        7.73         5.97         5.24         5.09         4.81        4.51         3.90
First         Prin                4/25/01     4/25/01      4/25/01      4/25/01      4/25/01      4/25/01     4/25/01      4/25/01
Last          Prin                1/25/13     8/25/27      6/25/25      1/25/13      1/25/13     11/25/11     4/25/08      1/25/06
Payment       Window                  142         317          291          142          142          128          85           58

Class         A-8
ARM           Fixed          NAS

Average       Life                   2.36       12.78         3.16         2.49         2.36         2.27        2.20         2.00
Mod           Duration               2.13        8.06         2.75         2.23         2.13         2.05        2.00         1.82
First         Prin                2/25/00     2/25/00      2/25/00      2/25/00      2/25/00      2/25/00     2/25/00     11/25/99
Last          Prin                8/25/13     8/25/27     11/25/25      4/25/17      8/25/13      1/25/11    12/25/00      7/25/00
Payment       Window                  163         331          310          207          163          132          11            9

Class         M-1A
ARM           Mezzanine

Average       Life                   5.85       27.29        13.72         7.27         5.85         5.18        5.91         2.58
Mod           Duration               4.69       12.98         8.71         5.53         4.69         4.29        4.86         2.36
First         Prin                7/25/01     5/25/22      6/25/04      4/25/01      7/25/01     10/25/01     9/25/02      7/25/00
Last          Prin                1/25/13    12/25/27     11/25/25     10/25/16      1/25/13      4/25/10    10/25/06      1/25/01
Payment       Window                  139          68          258          187          139          103          50            7

   This information has been prepared in connection with the issuance of securities representing interests in the above trust, and is based in part on information provided by Advanta Mortgage Corp. with respect to the expected characteristics of the pool of home equity loans in which these securities will represent undivided beneficial interests. The actual characteristics and performance of the home equity loans will differ from the assumptions used in preparing these materials, which are hypothetical in nature. Changes in the assumptions may have a material impact on the information set forth in these materials. No representation is made that any performance or return indicated herein will be achieved. For example, it is very unlikely that the loans will prepay at a constant rate or follow a predictable pattern. This information may not be used or otherwise disseminated in connection with the offer or sale of these or any other securities, except in connection with the initial offer or sale of these securities to you to the extent set forth below. NO REPRESENTATION IS MADE AS TO THE APPROPRIATENESS, USEFULNESS, ACCURACY OR COMPLETENESS OF THESE MATERIALS OR THE ASSUMPTIONS ON WHICH THEY ARE BASED. Additional information is available upon request. These materials do not constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular trading strategy. ANY SUCH OFFER TO BUY OR SELL ANY SECURITY WOULD BE MADE PURSUANT TO A DEFINITIVE PROSPECTUS AND PROSPECTUS SUPPLEMENT PREPARED BY THE ISSUER WHICH WOULD CONTAIN MATERIAL INFORMATION NOT CONTAINED IN THESE MATERIALS. SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT WILL CONTAIN ALL MATERIAL INFORMATION IN RESPECT OF ANY SUCH SECURITY OFFERED THEREBY AND ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE SOLELY IN RELIANCE UPON SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. ANY CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN ARE TO BE READ IN CONJUNCTION WITH SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. In the event of any such offering, these materials, including any description of the loans contained herein, shall be deemed superseded, amended and supplemented in their entirety by such Prospectus and Prospectus Supplement. To Our Readers Worldwide: In addition, please note that this information has been provided by Morgan Stanley & Co. Incorporated and approved by Morgan Stanley & Co. International Limited, a member of the Securities and Futures Authority, and Morgan Stanley Japan Ltd. We recommend that investors obtain the advice of their Morgan Stanley & Co. International Limited or Morgan Stanley Japan Ltd. representative about the investment concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

              PPM                     115           0           50          100          115          150         200          250
              CPR                      25           0           10           20           25           30          40           50
Class         M-2A
ARM           Mezzanine

Average       Life                   5.76       27.29        13.67         7.20         5.76         4.94        4.44         4.75
Mod           Duration               4.59       12.69         8.57         5.45         4.59         4.09        3.79         3.99
First         Prin                5/25/01     5/25/22      6/25/04      4/25/01      5/25/01      7/25/01    11/25/01      1/25/01
Last          Prin               10/25/11    11/25/27      1/25/25      4/25/15     10/25/11      4/25/09     1/25/06     10/25/05
Payment       Window                  126          67          248          169          126           94          51           58

Class         B-1A
ARM           Subordinate


Average       Life                   5.56       27.27        13.46         7.00         5.56         4.71        3.92         3.88
Mod           Duration               4.42       12.05         8.26         5.26         4.42         3.88        3.36         3.34
First         Prin                4/25/01     5/25/22      6/25/04      4/25/01      4/25/01      5/25/01     6/25/01      7/25/01
Last          Prin                1/25/10     9/25/27      6/25/23      3/25/13      1/25/10     11/25/07     1/25/05      4/25/03
Payment       Window                  106          65          229          144          106           79          44           22

Class         A-7
Combined      Floater

Average       Life                   3.90       22.27         8.77         4.84         3.90         2.04        1.09         0.75
Mod           Duration               3.06       11.63         5.81         3.67         3.06         1.76        1.02         0.72
First         Prin                4/25/98     4/25/98      4/25/98      4/25/98      4/25/98      4/25/98     4/25/98      4/25/98
Last          Prin               10/25/15     1/25/28      1/25/27     12/25/19     10/25/15      9/25/12     6/25/08     11/25/99
Payment       Window                  211         358          346          261          211          174         123           20


   This information has been prepared in connection with the issuance of securities representing interests in the above trust, and is based in part on information provided by Advanta Mortgage Corp. with respect to the expected characteristics of the pool of home equity loans in which these securities will represent undivided beneficial interests. The actual characteristics and performance of the home equity loans will differ from the assumptions used in preparing these materials, which are hypothetical in nature. Changes in the assumptions may have a material impact on the information set forth in these materials. No representation is made that any performance or return indicated herein will be achieved. For example, it is very unlikely that the loans will prepay at a constant rate or follow a predictable pattern. This information may not be used or otherwise disseminated in connection with the offer or sale of these or any other securities, except in connection with the initial offer or sale of these securities to you to the extent set forth below. NO REPRESENTATION IS MADE AS TO THE APPROPRIATENESS, USEFULNESS, ACCURACY OR COMPLETENESS OF THESE MATERIALS OR THE ASSUMPTIONS ON WHICH THEY ARE BASED. Additional information is available upon request. These materials do not constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular trading strategy. ANY SUCH OFFER TO BUY OR SELL ANY SECURITY WOULD BE MADE PURSUANT TO A DEFINITIVE PROSPECTUS AND PROSPECTUS SUPPLEMENT PREPARED BY THE ISSUER WHICH WOULD CONTAIN MATERIAL INFORMATION NOT CONTAINED IN THESE MATERIALS. SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT WILL CONTAIN ALL MATERIAL INFORMATION IN RESPECT OF ANY SUCH SECURITY OFFERED THEREBY AND ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE SOLELY IN RELIANCE UPON SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. ANY CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN ARE TO BE READ IN CONJUNCTION WITH SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. In the event of any such offering, these materials, including any description of the loans contained herein, shall be deemed superseded, amended and supplemented in their entirety by such Prospectus and Prospectus Supplement. To Our Readers Worldwide: In addition, please note that this information has been provided by Morgan Stanley & Co. Incorporated and approved by Morgan Stanley & Co. International Limited, a member of the Securities and Futures Authority, and Morgan Stanley Japan Ltd. We recommend that investors obtain the advice of their Morgan Stanley & Co. International Limited or Morgan Stanley Japan Ltd. representative about the investment concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

GROUP I - COLLATERAL SUMMARY


----------------------------------------------------------------------------------------------------------------------------------
                              INITIAL GROUP I LOANS
----------------------------------------------------------------------------------------------------------------------------------
NUMBER OF LOANS                                                                     4,912
TOTAL OUTSTANDING PRINCIPAL BALANCE                                          $296,020,904
     BALLOON (% OF TOTAL)                                                          20.44%
     LEVEL PAY (% OF TOTAL)                                                        79.56%
AVERAGE PRINCIPAL BALANCE                                                         $60,265     $3,841 - $700,000
WEIGHTED AVERAGE LOAN RATE                                                         10.59%     7.25% - 17.85%
WEIGHTED AVERAGE ORIGINAL TERM (MOS.)                                                 260     36 - 360
WEIGHTED AVERAGE REMAINING TERM (MOS.)                                                258     18 - 360
WEIGHTED AVERAGE CLTV                                                              75.29%     8.00% - 95.00%
WEIGHTED AVERAGE SECOND MORTGAGE RATIO                                             34.56%     (for second liens only)
LIEN POSITION (FIRST/SECOND)                                               93.89% / 6.11%
PROPERTY TYPE
     SINGLE FAMILY/PUD                                                             87.37%
     CONDO/TOWNHOUSE/ROWHOUSE                                                       3.79%
     TWO TO FOUR FAMILY                                                             4.94%
     PREFABRICATED SINGLE FAMILY                                                    3.63%
     OTHER                                                                          0.27%

OCCUPANCY STATUS
     OWNER OCCUPIED                                                                93.62%
     INVESTOR OWNER                                                                 6.38%

GEOGRAPHIC DISTRIBUTION
other states account individually for less                      MI                 14.21%
than 5% of Group I pool balance                                 CA                  9.01%
                                                                PA                  6.02%
                                                                NJ                  5.09%

ORIGINATION YEAR                                              1998                 32.89%               1990               0.07%
                                                              1997                 66.48%               1989               0.09%
                                                              1996                  0.39%               1988               0.03%
                                                              1995                  0.02%           pre 1988               0.02%
                                                              1994                  0.03%

CREDIT CLASS                                                  A/A-                 68.81%                  C              11.64%
                                                                 B                 16.06%                  D               3.50%
PREPAYMENT PENALTY                                             Yes                 73.54%
                                                                No                 26.46%
----------------------------------------------------------------------------------------------------------------------------------


   This information has been prepared in connection with the issuance of securities representing interests in the above trust, and is based in part on information provided by Advanta Mortgage Corp. with respect to the expected characteristics of the pool of home equity loans in which these securities will represent undivided beneficial interests. The actual characteristics and performance of the home equity loans will differ from the assumptions used in preparing these materials, which are hypothetical in nature. Changes in the assumptions may have a material impact on the information set forth in these materials. No representation is made that any performance or return indicated herein will be achieved. For example, it is very unlikely that the loans will prepay at a constant rate or follow a predictable pattern. This information may not be used or otherwise disseminated in connection with the offer or sale of these or any other securities, except in connection with the initial offer or sale of these securities to you to the extent set forth below. NO REPRESENTATION IS MADE AS TO THE APPROPRIATENESS, USEFULNESS, ACCURACY OR COMPLETENESS OF THESE MATERIALS OR THE ASSUMPTIONS ON WHICH THEY ARE BASED. Additional information is available upon request. These materials do not constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular trading strategy. ANY SUCH OFFER TO BUY OR SELL ANY SECURITY WOULD BE MADE PURSUANT TO A DEFINITIVE PROSPECTUS AND PROSPECTUS SUPPLEMENT PREPARED BY THE ISSUER WHICH WOULD CONTAIN MATERIAL INFORMATION NOT CONTAINED IN THESE MATERIALS. SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT WILL CONTAIN ALL MATERIAL INFORMATION IN RESPECT OF ANY SUCH SECURITY OFFERED THEREBY AND ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE SOLELY IN RELIANCE UPON SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. ANY CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN ARE TO BE READ IN CONJUNCTION WITH SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. In the event of any such offering, these materials, including any description of the loans contained herein, shall be deemed superseded, amended and supplemented in their entirety by such Prospectus and Prospectus Supplement. To Our Readers Worldwide: In addition, please note that this information has been provided by Morgan Stanley & Co. Incorporated and approved by Morgan Stanley & Co. International Limited, a member of the Securities and Futures Authority, and Morgan Stanley Japan Ltd. We recommend that investors obtain the advice of their Morgan Stanley & Co. International Limited or Morgan Stanley Japan Ltd. representative about the investment concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

----------------------------------------------------------------------------------------------------------------------------------
                             INITIAL GROUP II LOANS
----------------------------------------------------------------------------------------------------------------------------------
NUMBER OF LOANS                                                                       2,934
TOTAL OUTSTANDING PRINCIPAL BALANCE                                            $257,393,792
     BALLOON (% OF TOTAL)                                                             0.01%
     LEVEL PAY (% OF TOTAL)                                                          99.99%
AVERAGE PRINCIPAL BALANCE                                                           $87,728      $13,400 - $573,361
WEIGHTED AVERAGE LOAN RATE                                                           10.48%      6.9% - 16.99%
WEIGHTED AVERAGE MARGIN                                                               6.30%      2.95% - 12.1%
WEIGHTED AVERAGE ORIGINAL TERM (MOS.)                                                   358      120 - 360
WEIGHTED AVERAGE REMAINING TERM (MOS.)                                                  357      119 - 360
WEIGHTED AVERAGE MAXIMUM RATE                                                        17.03%      13.74% - 23.49%
WEIGHTED AVERAGE PERIODIC CAP - SUBSEQUENT                                            1.17%      1.0% - 2.0%
WEIGHTED AVERAGE FLOOR                                                                9.76%      3.0% - 16.99%

INDEX                                                                         6 month LIBOR      97.66%
                                                                                   1 Yr CMT      2.32%
                                                                                   3 Yr CMT      0.02%

WEIGHTED AVERAGE CLTV                                                                78.62%      13.51% - 95.00
LIEN POSITION (FIRST/SECOND)                                                 99.97% / 0.03%
PROPERTY TYPE
     SINGLE FAMILY/PUD                                                               90.42%
     CONDO/TOWNHOUSE/ROWHOUSE                                                         2.69%
     TWO TO FOUR FAMILY                                                               4.65%
     PREFABRICATED SINGLE FAMILY                                                      2.13%
     OTHER                                                                            0.11%

OCCUPANCY STATUS
     OWNER OCCUPIED / INVESTOR OWNER                                         95.18% / 4.82%

GEOGRAPHIC DISTRIBUTION
other states account individually for less                        MI                 26.90%
than 4% of Group II pool balance                                  CA                 11.50%
                                                                  OH                  5.18%
                                                                  NJ                  4.40%

ORIGINATION YEAR                                                1998                 23.46%
                                                                1997                 76.54%
CREDIT CLASS                                                    A/A-                 55.65%                   C           15.90%
                                                                   B                 23.30%                   D            5.14%
PREPAYMENT PENALTY                                               Yes                 76.70%
                                                                  No                 23.30%
----------------------------------------------------------------------------------------------------------------------------------


   This information has been prepared in connection with the issuance of securities representing interests in the above trust, and is based in part on information provided by Advanta Mortgage Corp. with respect to the expected characteristics of the pool of home equity loans in which these securities will represent undivided beneficial interests. The actual characteristics and performance of the home equity loans will differ from the assumptions used in preparing these materials, which are hypothetical in nature. Changes in the assumptions may have a material impact on the information set forth in these materials. No representation is made that any performance or return indicated herein will be achieved. For example, it is very unlikely that the loans will prepay at a constant rate or follow a predictable pattern. This information may not be used or otherwise disseminated in connection with the offer or sale of these or any other securities, except in connection with the initial offer or sale of these securities to you to the extent set forth below. NO REPRESENTATION IS MADE AS TO THE APPROPRIATENESS, USEFULNESS, ACCURACY OR COMPLETENESS OF THESE MATERIALS OR THE ASSUMPTIONS ON WHICH THEY ARE BASED. Additional information is available upon request. These materials do not constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular trading strategy. ANY SUCH OFFER TO BUY OR SELL ANY SECURITY WOULD BE MADE PURSUANT TO A DEFINITIVE PROSPECTUS AND PROSPECTUS SUPPLEMENT PREPARED BY THE ISSUER WHICH WOULD CONTAIN MATERIAL INFORMATION NOT CONTAINED IN THESE MATERIALS. SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT WILL CONTAIN ALL MATERIAL INFORMATION IN RESPECT OF ANY SUCH SECURITY OFFERED THEREBY AND ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE SOLELY IN RELIANCE UPON SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. ANY CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN ARE TO BE READ IN CONJUNCTION WITH SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. In the event of any such offering, these materials, including any description of the loans contained herein, shall be deemed superseded, amended and supplemented in their entirety by such Prospectus and Prospectus Supplement. To Our Readers Worldwide: In addition, please note that this information has been provided by Morgan Stanley & Co. Incorporated and approved by Morgan Stanley & Co. International Limited, a member of the Securities and Futures Authority, and Morgan Stanley Japan Ltd. We recommend that investors obtain the advice of their Morgan Stanley & Co. International Limited or Morgan Stanley Japan Ltd. representative about the investment concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

GROUP I

                                                        Aggregate           % of Aggregate
                                Number of               Principal           Principal
State                           Mortgage Loans          Balance             Balance
-----                           --------------          -------             -------
Alabama                                    45          2,366,072.53            0.80
Alaska                                      1             78,369.99            0.03
Arizona                                   153          9,206,470.61            3.11
Arkansas                                   28          1,170,314.06            0.40
California                                282         26,683,805.97            9.01
Colorado                                  115          8,121,415.13            2.74
Connecticut                                32          2,971,306.55            1.00
Delaware                                   25          1,833,291.98            0.62
District of Columbia                       12            823,023.41            0.28
Florida                                   261         14,607,874.59            4.93
Georgia                                   129          7,733,009.48            2.61
Hawaii                                      2            284,799.12            0.10
Idaho                                      17            631,343.86            0.21
Illinois                                  111          6,473,846.29            2.19
Indiana                                   155          7,517,254.25            2.54
Iowa                                       97          4,429,407.91            1.50
Kansas                                     89          3,977,630.87            1.34
Kentucky                                   51          2,273,844.38            0.77
Louisiana                                  54          2,361,023.24            0.80
Maine                                      12            631,556.70            0.21
Maryland                                  122          9,541,020.85            3.22
Massachusetts                              29          2,005,637.80            0.68
Michigan                                  926         42,066,403.30           14.21
Minnesota                                  38          2,598,434.16            0.88
Mississippi                                14            455,110.87            0.15
Missouri                                  169          9,049,664.57            3.06
Montana                                    10            406,153.74            0.14
Nebraska                                   35          1,887,197.13            0.64
Nevada                                     25          2,254,414.22            0.76
New Hampshire                               5            259,327.68            0.09
New Jersey                                160         15,068,382.64            5.09
New Mexico                                 33          2,346,657.03            0.79
New York                                  111          8,421,942.21            2.85
North Carolina                            168          9,937,808.87            3.36
North Dakota                                3            114,879.69            0.04
Ohio                                      263         14,611,983.34            4.94
Oklahoma                                   77          3,720,243.88            1.26
Oregon                                     70          5,413,409.17            1.83
Pennsylvania                              300         17,809,501.32            6.02
Rhode Island                               12            905,953.71            0.31
South Carolina                             70          3,500,398.63            1.18
South Dakota                                9            438,429.45            0.15
Tennessee                                  93          5,272,071.18            1.78
Texas                                      51          3,440,237.46            1.16
Utah                                       56          4,463,226.04            1.51
Vermont                                    15          1,027,294.12            0.35
Virginia                                  168         11,071,247.79            3.74
Washington                                100          8,296,070.36            2.80
West Virginia                              42          1,670,960.75            0.56
Wisconsin                                  54          2,884,031.57            0.97
Wyoming                                    13            907,149.87            0.31
                                        -----        --------------            ----
Total:                                  4,912        296,020,904.32             100


   This information has been prepared in connection with the issuance of securities representing interests in the above trust, and is based in part on information provided by Advanta Mortgage Corp. with respect to the expected characteristics of the pool of home equity loans in which these securities will represent undivided beneficial interests. The actual characteristics and performance of the home equity loans will differ from the assumptions used in preparing these materials, which are hypothetical in nature. Changes in the assumptions may have a material impact on the information set forth in these materials. No representation is made that any performance or return indicated herein will be achieved. For example, it is very unlikely that the loans will prepay at a constant rate or follow a predictable pattern. This information may not be used or otherwise disseminated in connection with the offer or sale of these or any other securities, except in connection with the initial offer or sale of these securities to you to the extent set forth below. NO REPRESENTATION IS MADE AS TO THE APPROPRIATENESS, USEFULNESS, ACCURACY OR COMPLETENESS OF THESE MATERIALS OR THE ASSUMPTIONS ON WHICH THEY ARE BASED. Additional information is available upon request. These materials do not constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular trading strategy. ANY SUCH OFFER TO BUY OR SELL ANY SECURITY WOULD BE MADE PURSUANT TO A DEFINITIVE PROSPECTUS AND PROSPECTUS SUPPLEMENT PREPARED BY THE ISSUER WHICH WOULD CONTAIN MATERIAL INFORMATION NOT CONTAINED IN THESE MATERIALS. SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT WILL CONTAIN ALL MATERIAL INFORMATION IN RESPECT OF ANY SUCH SECURITY OFFERED THEREBY AND ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE SOLELY IN RELIANCE UPON SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. ANY CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN ARE TO BE READ IN CONJUNCTION WITH SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. In the event of any such offering, these materials, including any description of the loans contained herein, shall be deemed superseded, amended and supplemented in their entirety by such Prospectus and Prospectus Supplement. To Our Readers Worldwide: In addition, please note that this information has been provided by Morgan Stanley & Co. Incorporated and approved by Morgan Stanley & Co. International Limited, a member of the Securities and Futures Authority, and Morgan Stanley Japan Ltd. We recommend that investors obtain the advice of their Morgan Stanley & Co. International Limited or Morgan Stanley Japan Ltd. representative about the investment concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

                                                        Aggregate           % of Aggregate
Range of                        Number of               Principal           Principal
CLTV Ratios                     Mortgage Loans           Balance             Balance
-----------                     --------------           -------             -------
90.001 -  95.000                       16                975,832.87            0.33
85.001 -  90.000                      301             24,049,844.82            8.12
80.001 -  85.000                    1,283             86,040,594.17           29.07
75.001 -  80.000                    1,016             67,738,665.37           22.88
70.001 -  75.000                      657             41,685,287.70           14.08
65.001 -  70.000                      400             23,157,826.03            7.82
60.001 -  65.000                      332             17,583,448.66            5.94
55.001 -  60.000                      225              9,998,029.99            3.38
50.001 -  55.000                      141              7,061,649.33            2.39
0.001 -  50.000                       541             17,729,725.38            5.99
                                    -----            --------------           -----
Total:                              4,912            296,020,904.32             100

Minimum:   8.00
Maximum:   95.00
Weighted Average by Original
Balance:   75.29
Weighted Average by Current
Balance:   75.31


   This information has been prepared in connection with the issuance of securities representing interests in the above trust, and is based in part on information provided by Advanta Mortgage Corp. with respect to the expected characteristics of the pool of home equity loans in which these securities will represent undivided beneficial interests. The actual characteristics and performance of the home equity loans will differ from the assumptions used in preparing these materials, which are hypothetical in nature. Changes in the assumptions may have a material impact on the information set forth in these materials. No representation is made that any performance or return indicated herein will be achieved. For example, it is very unlikely that the loans will prepay at a constant rate or follow a predictable pattern. This information may not be used or otherwise disseminated in connection with the offer or sale of these or any other securities, except in connection with the initial offer or sale of these securities to you to the extent set forth below. NO REPRESENTATION IS MADE AS TO THE APPROPRIATENESS, USEFULNESS, ACCURACY OR COMPLETENESS OF THESE MATERIALS OR THE ASSUMPTIONS ON WHICH THEY ARE BASED. Additional information is available upon request. These materials do not constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular trading strategy. ANY SUCH OFFER TO BUY OR SELL ANY SECURITY WOULD BE MADE PURSUANT TO A DEFINITIVE PROSPECTUS AND PROSPECTUS SUPPLEMENT PREPARED BY THE ISSUER WHICH WOULD CONTAIN MATERIAL INFORMATION NOT CONTAINED IN THESE MATERIALS. SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT WILL CONTAIN ALL MATERIAL INFORMATION IN RESPECT OF ANY SUCH SECURITY OFFERED THEREBY AND ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE SOLELY IN RELIANCE UPON SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. ANY CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN ARE TO BE READ IN CONJUNCTION WITH SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. In the event of any such offering, these materials, including any description of the loans contained herein, shall be deemed superseded, amended and supplemented in their entirety by such Prospectus and Prospectus Supplement. To Our Readers Worldwide: In addition, please note that this information has been provided by Morgan Stanley & Co. Incorporated and approved by Morgan Stanley & Co. International Limited, a member of the Securities and Futures Authority, and Morgan Stanley Japan Ltd. We recommend that investors obtain the advice of their Morgan Stanley & Co. International Limited or Morgan Stanley Japan Ltd. representative about the investment concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

                                                          Aggregate           % of Aggregate
Range of                        Number of                 Principal              Principal
LTV Ratios                      Mortgage Loans             Balance                Balance
----------                      --------------             -------                -------
90.001 -  95.000                        16                 975,832.87               0.33
85.001 -  90.000                       283              23,540,949.55               7.95
80.001 -  85.000                     1,056              78,478,219.86              26.51
75.001 -  80.000                       895              63,636,525.94               21.5
70.001 -  75.000                       601              39,343,847.57              13.29
65.001 -  70.000                       365              21,882,571.69               7.39
60.001 -  65.000                       312              16,889,964.09               5.71
55.001 -  60.000                       215               9,751,038.97               3.29
50.001 -  55.000                       138               7,155,861.68               2.42
0.001 -  50.000                      1,031              34,366,092.10              11.61
                                     -----             --------------              -----
Total:                               4,912             296,020,904.32                100



Minimum:   4.07
Maximum:   95.00
Weighted Average by Original    72.14
Balance:


                                                            Aggregate           % of Aggregate
Range of                        Number of                   Principal             Principal
Junior Lien Ratios              Mortgage Loans               Balance               Balance
------------------              --------------               -------               -------
0.01 -   10.00                       11                     162,009.94                0.9
10.01 -   20.00                     134                   3,356,683.55              18.55
20.01 -   30.00                     162                   5,205,218.80              28.77
30.01 -   40.00                     103                   4,105,692.78              22.69
40.01 -   50.00                      62                   2,667,194.38              14.74
50.01 -   60.00                      20                     876,003.69               4.84
60.01 -   70.00                      16                     692,239.46               3.83
70.01 -   80.00                      12                     621,209.01               3.43
80.01 -   90.00                       6                     285,804.35               1.58
90.01 -  100.00                       2                     118,946.54               0.66
                                    ---                  -------------              -----
Total:                              528                  18,091,002.50                100

Minimum:   5.37
Maximum:   92.63
Weighted Average by Original    34.56
Balance:



   This information has been prepared in connection with the issuance of securities representing interests in the above trust, and is based in part on information provided by Advanta Mortgage Corp. with respect to the expected characteristics of the pool of home equity loans in which these securities will represent undivided beneficial interests. The actual characteristics and performance of the home equity loans will differ from the assumptions used in preparing these materials, which are hypothetical in nature. Changes in the assumptions may have a material impact on the information set forth in these materials. No representation is made that any performance or return indicated herein will be achieved. For example, it is very unlikely that the loans will prepay at a constant rate or follow a predictable pattern. This information may not be used or otherwise disseminated in connection with the offer or sale of these or any other securities, except in connection with the initial offer or sale of these securities to you to the extent set forth below. NO REPRESENTATION IS MADE AS TO THE APPROPRIATENESS, USEFULNESS, ACCURACY OR COMPLETENESS OF THESE MATERIALS OR THE ASSUMPTIONS ON WHICH THEY ARE BASED. Additional information is available upon request. These materials do not constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular trading strategy. ANY SUCH OFFER TO BUY OR SELL ANY SECURITY WOULD BE MADE PURSUANT TO A DEFINITIVE PROSPECTUS AND PROSPECTUS SUPPLEMENT PREPARED BY THE ISSUER WHICH WOULD CONTAIN MATERIAL INFORMATION NOT CONTAINED IN THESE MATERIALS. SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT WILL CONTAIN ALL MATERIAL INFORMATION IN RESPECT OF ANY SUCH SECURITY OFFERED THEREBY AND ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE SOLELY IN RELIANCE UPON SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. ANY CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN ARE TO BE READ IN CONJUNCTION WITH SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. In the event of any such offering, these materials, including any description of the loans contained herein, shall be deemed superseded, amended and supplemented in their entirety by such Prospectus and Prospectus Supplement. To Our Readers Worldwide: In addition, please note that this information has been provided by Morgan Stanley & Co. Incorporated and approved by Morgan Stanley & Co. International Limited, a member of the Securities and Futures Authority, and Morgan Stanley Japan Ltd. We recommend that investors obtain the advice of their Morgan Stanley & Co. International Limited or Morgan Stanley Japan Ltd. representative about the investment concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

                                                               Aggregate             % of Aggregate
Range of Current                      Number of                Principal             Principal
Mortgage Rates                        Mortgage Loans           Balance               Balance
--------------                        --------------           -------               -------
7.001 -   8.000                                    46           4,321,228.38                   1.46
8.001 -   9.000                                   530          44,474,808.88                  15.02
9.001 -  10.000                                 1,113          83,276,475.41                  28.13
10.001 -  11.000                                  993          65,160,135.02                  22.01
11.001 -  12.000                                  865          45,545,866.05                  15.39
12.001 -  13.000                                  892          35,363,038.60                  11.95
13.001 -  14.000                                  331          12,526,479.90                   4.23
14.001 -  15.000                                  103           3,902,268.59                   1.32
15.001 -  16.000                                   28           1,006,141.07                   0.34
16.001 -  17.000                                    8             366,320.29                   0.12
17.001 -  18.000                                    3              78,142.13                   0.03
                                                -----         --------------                  -----
Total:                                          4,912         296,020,904.32                    100


Minimum:   7.2500
Maximum:   17.8500
Weighted Average:   10.59



                                                               Aggregate             % of Aggregate
Range of Current                      Number of                Principal             Principal
Mortgage Rates                        Mortgage Loans           Balance               Balance
--------------                        --------------           -------               -------
13 -  24                                            3              20,518.66                   0.01
25 -  36                                            1              20,489.70                   0.01
37 -  48                                            4              22,122.65                   0.01
49 -  60                                           31             754,182.40                   0.25
61 -  72                                            8             155,159.71                   0.05
73 -  84                                           29             742,776.27                   0.25
85 -  96                                           16             601,487.29                    0.2
97 -  108                                           5             275,351.58                   0.09
109 - 120                                         191           6,220,669.39                    2.1
121 - 132                                           3              94,718.59                   0.03
133 - 144                                          23           1,045,068.57                   0.35
145 - 156                                           4             255,649.57                   0.09
157 - 168                                           7             220,493.28                   0.07
169 - 180                                       2,238         117,292,377.47                  39.62
181 - 192                                           3             144,315.78                   0.05
193 - 204                                           1              31,956.66                   0.01
205 - 216                                           2             124,100.00                   0.04
217 - 228                                          54           3,427,760.24                   1.16
229 - 240                                         712          45,367,560.35                  15.33
277 - 288                                           1             192,500.00                   0.07
289 - 300                                          18           1,555,356.25                   0.53
301 - 312                                           1              85,774.89                   0.03
325 - 336                                           2             189,300.63                   0.06
337 - 348                                          12           1,089,656.12                   0.37
349 - 360                                       1,543         116,091,558.27                  39.22
                                                -----         --------------                  -----
Total:                                          4,912         296,020,904.32                    100

Minimum:   18
Maximum:   360
Weighted Average:   258.0



   This information has been prepared in connection with the issuance of securities representing interests in the above trust, and is based in part on information provided by Advanta Mortgage Corp. with respect to the expected characteristics of the pool of home equity loans in which these securities will represent undivided beneficial interests. The actual characteristics and performance of the home equity loans will differ from the assumptions used in preparing these materials, which are hypothetical in nature. Changes in the assumptions may have a material impact on the information set forth in these materials. No representation is made that any performance or return indicated herein will be achieved. For example, it is very unlikely that the loans will prepay at a constant rate or follow a predictable pattern. This information may not be used or otherwise disseminated in connection with the offer or sale of these or any other securities, except in connection with the initial offer or sale of these securities to you to the extent set forth below. NO REPRESENTATION IS MADE AS TO THE APPROPRIATENESS, USEFULNESS, ACCURACY OR COMPLETENESS OF THESE MATERIALS OR THE ASSUMPTIONS ON WHICH THEY ARE BASED. Additional information is available upon request. These materials do not constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular trading strategy. ANY SUCH OFFER TO BUY OR SELL ANY SECURITY WOULD BE MADE PURSUANT TO A DEFINITIVE PROSPECTUS AND PROSPECTUS SUPPLEMENT PREPARED BY THE ISSUER WHICH WOULD CONTAIN MATERIAL INFORMATION NOT CONTAINED IN THESE MATERIALS. SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT WILL CONTAIN ALL MATERIAL INFORMATION IN RESPECT OF ANY SUCH SECURITY OFFERED THEREBY AND ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE SOLELY IN RELIANCE UPON SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. ANY CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN ARE TO BE READ IN CONJUNCTION WITH SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. In the event of any such offering, these materials, including any description of the loans contained herein, shall be deemed superseded, amended and supplemented in their entirety by such Prospectus and Prospectus Supplement. To Our Readers Worldwide: In addition, please note that this information has been provided by Morgan Stanley & Co. Incorporated and approved by Morgan Stanley & Co. International Limited, a member of the Securities and Futures Authority, and Morgan Stanley Japan Ltd. We recommend that investors obtain the advice of their Morgan Stanley & Co. International Limited or Morgan Stanley Japan Ltd. representative about the investment concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

                                                              Aggregate               % of Aggregate
Range of                               Number of              Principal               Principal
Principal Balances                     Mortgage Loans         Balance                 Balance
------------------                     --------------         -------                 -------
0.01 -       5,000.00                               4              17,925.34               0.01
5,000.01 -   10,000.00                             59             553,189.44               0.19
10,000.01 -  15,000.00                            132           1,791,866.08               0.61
15,000.01 -  20,000.00                            248           4,560,940.40               1.54
20,000.01 -  25,000.00                            343           7,899,955.51               2.67
25,000.01 -  30,000.00                            386          10,760,830.21               3.64
30,000.01 -  35,000.00                            338          11,075,217.02               3.74
35,000.01 -  40,000.00                            368          13,939,687.12               4.71
40,000.01 -  45,000.00                            333          14,232,241.89               4.81
45,000.01 -  50,000.00                            345          16,507,223.12               5.58
50,000.01 -  55,000.00                            309          16,218,717.75               5.48
55,000.01 -  60,000.00                            279          16,092,738.80               5.44
60,000.01 -  65,000.00                            258          16,214,295.10               5.48
65,000.01 -  70,000.00                            194          13,167,705.08               4.45
70,000.01 -  75,000.00                            170          12,378,097.25               4.18
75,000.01 -  80,000.00                            150          11,637,576.04               3.93
80,000.01 -  85,000.00                            108           8,949,364.25               3.02
85,000.01 -  90,000.00                            107           9,366,991.13               3.16
90,000.01 -  95,000.00                             73           6,750,663.02               2.28
95,000.01 -  100,000.00                            87           8,511,140.78               2.88
100,000.01 - 150,000.00                           401          48,052,846.11              16.23
150,000.01 - 200,000.00                           125          21,070,319.33               7.12
200,000.01 - 250,000.00                            45          10,016,636.46               3.38
250,000.01 - 300,000.00                            26           6,913,926.32               2.34
300,000.01 - 350,000.00                            12           3,882,239.12               1.31
350,000.01 - 400,000.00                             6           2,144,830.75               0.72
400,000.01 - 450,000.00                             1             417,000.00               0.14
450,000.01 - 500,000.00                             1             479,751.16               0.16
500,000.01 - 550,000.00                             2           1,077,500.63               0.36
600,000.01 - 650,000.00                             1             639,489.11               0.22
650,000.01 - 700,000.00                             1             700,000.00               0.24
------------------------------------------------------------------------------------------------
Total:                                          4,912         296,020,904.32                100


Minimum:   3,841
Maximum:   700,000
Average:   60,265


   This information has been prepared in connection with the issuance of securities representing interests in the above trust, and is based in part on information provided by Advanta Mortgage Corp. with respect to the expected characteristics of the pool of home equity loans in which these securities will represent undivided beneficial interests. The actual characteristics and performance of the home equity loans will differ from the assumptions used in preparing these materials, which are hypothetical in nature. Changes in the assumptions may have a material impact on the information set forth in these materials. No representation is made that any performance or return indicated herein will be achieved. For example, it is very unlikely that the loans will prepay at a constant rate or follow a predictable pattern. This information may not be used or otherwise disseminated in connection with the offer or sale of these or any other securities, except in connection with the initial offer or sale of these securities to you to the extent set forth below. NO REPRESENTATION IS MADE AS TO THE APPROPRIATENESS, USEFULNESS, ACCURACY OR COMPLETENESS OF THESE MATERIALS OR THE ASSUMPTIONS ON WHICH THEY ARE BASED. Additional information is available upon request. These materials do not constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular trading strategy. ANY SUCH OFFER TO BUY OR SELL ANY SECURITY WOULD BE MADE PURSUANT TO A DEFINITIVE PROSPECTUS AND PROSPECTUS SUPPLEMENT PREPARED BY THE ISSUER WHICH WOULD CONTAIN MATERIAL INFORMATION NOT CONTAINED IN THESE MATERIALS. SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT WILL CONTAIN ALL MATERIAL INFORMATION IN RESPECT OF ANY SUCH SECURITY OFFERED THEREBY AND ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE SOLELY IN RELIANCE UPON SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. ANY CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN ARE TO BE READ IN CONJUNCTION WITH SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. In the event of any such offering, these materials, including any description of the loans contained herein, shall be deemed superseded, amended and supplemented in their entirety by such Prospectus and Prospectus Supplement. To Our Readers Worldwide: In addition, please note that this information has been provided by Morgan Stanley & Co. Incorporated and approved by Morgan Stanley & Co. International Limited, a member of the Securities and Futures Authority, and Morgan Stanley Japan Ltd. We recommend that investors obtain the advice of their Morgan Stanley & Co. International Limited or Morgan Stanley Japan Ltd. representative about the investment concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

                                                               Aggregate                 % of Aggregate
Months Elapsed                         Number of               Principal                 Principal
Since Origination                      Mortgage Loans          Balance                   Balance
-----------------                      --------------          -------                   -------
=<      0                                       1,357           72,624,867.28              24.53
1-      6                                       3,448          217,614,024.91              73.51
7-     12                                          60            3,906,320.29               1.32
13 -   24                                          14            1,150,371.49               0.39
25 -   36                                           1               44,849.57               0.02
49 -   60                                           1               85,774.89               0.03
85 -   96                                           9              219,539.06               0.07
97 -  108                                          11              254,665.92               0.09
109 - 120                                           4               81,151.03               0.03
121 - 132                                           4               23,228.23               0.01
133 - 144                                           3               16,111.65               0.01
                                                -----          --------------              -----
Total:                                          4,912          296,020,904.32                100

Minimum:   0
Maximum:   140
Weighted Average:   1.8


   This information has been prepared in connection with the issuance of securities representing interests in the above trust, and is based in part on information provided by Advanta Mortgage Corp. with respect to the expected characteristics of the pool of home equity loans in which these securities will represent undivided beneficial interests. The actual characteristics and performance of the home equity loans will differ from the assumptions used in preparing these materials, which are hypothetical in nature. Changes in the assumptions may have a material impact on the information set forth in these materials. No representation is made that any performance or return indicated herein will be achieved. For example, it is very unlikely that the loans will prepay at a constant rate or follow a predictable pattern. This information may not be used or otherwise disseminated in connection with the offer or sale of these or any other securities, except in connection with the initial offer or sale of these securities to you to the extent set forth below. NO REPRESENTATION IS MADE AS TO THE APPROPRIATENESS, USEFULNESS, ACCURACY OR COMPLETENESS OF THESE MATERIALS OR THE ASSUMPTIONS ON WHICH THEY ARE BASED. Additional information is available upon request. These materials do not constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular trading strategy. ANY SUCH OFFER TO BUY OR SELL ANY SECURITY WOULD BE MADE PURSUANT TO A DEFINITIVE PROSPECTUS AND PROSPECTUS SUPPLEMENT PREPARED BY THE ISSUER WHICH WOULD CONTAIN MATERIAL INFORMATION NOT CONTAINED IN THESE MATERIALS. SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT WILL CONTAIN ALL MATERIAL INFORMATION IN RESPECT OF ANY SUCH SECURITY OFFERED THEREBY AND ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE SOLELY IN RELIANCE UPON SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. ANY CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN ARE TO BE READ IN CONJUNCTION WITH SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. In the event of any such offering, these materials, including any description of the loans contained herein, shall be deemed superseded, amended and supplemented in their entirety by such Prospectus and Prospectus Supplement. To Our Readers Worldwide: In addition, please note that this information has been provided by Morgan Stanley & Co. Incorporated and approved by Morgan Stanley & Co. International Limited, a member of the Securities and Futures Authority, and Morgan Stanley Japan Ltd. We recommend that investors obtain the advice of their Morgan Stanley & Co. International Limited or Morgan Stanley Japan Ltd. representative about the investment concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

GROUP II

                                Aggregate      Weighted      Weighted       Initial      Average      Average
                                Principal      Average       Average        Periodic     Periodic      Maximum
Loan Type                       Balance        Coupon        Margin         Cap          Cap          Rate
---------                       -------        ------        ------         ---          ---          ----
6 mo LIBOR                          6.68        10.38         6.23           1.30          1.29        17.07
1 Yr CMT                            1.96         9.57         5.31           1.96          2.00        16.45
1 Yr Fix,6 mo LIBOR                 0.10        10.54         6.53           2.77          1.23        16.88
2 Yr Fix,1 Yr CMT                   0.05         8.83         4.45           3.00          2.00        15.83
2 Yr Fix,6 mo LIBOR                68.53        10.58         6.55           2.97          1.16        16.98
3 Yr Fix,1 Yr CMT                   0.31        10.54         5.96           3.00          2.00        16.92
3 Yr Fix,6 mo LIBOR                15.95        10.30         5.91           2.99          1.10        17.20
5 Yr Fix,6 mo LIBOR                 6.42        10.26         4.96           1.74          1.04        17.22
                                  ------        -----         ----           ----          ----        -----
Total:                            100.00        10.48         6.30           2.76          1.17        17.03



                                                     Aggregate             % of Aggregate
                                Number of            Principal             Principal
State                           Mortgage Loans       Balance               Balance
-----                           --------------       -------               -------
Alabama                                 5              415,208.89               0.16
Arizona                                60            5,747,198.53               2.23
Arkansas                                4              214,150.00               0.08
California                            180           29,590,252.82              11.50
Colorado                               70            8,011,760.21               3.11
Connecticut                            46            4,736,966.31               1.84
Delaware                               12              922,474.93               0.36
Florida                                96            8,312,396.28               3.23
Georgia                                20            1,907,354.95               0.74
Hawaii                                  3              592,310.68               0.23
Idaho                                  16            1,201,828.22               0.47
Illinois                               77            8,273,129.93               3.21
Indiana                                62            4,392,917.95               1.71
Iowa                                   41            2,126,338.76               0.83
Kansas                                 24            1,540,511.11               0.60
Kentucky                               37            2,156,404.81               0.84
Louisiana                              18            1,848,251.11               0.72
Maine                                   4              350,053.15               0.14
Maryland                               47            5,118,636.54               1.99
Massachusetts                          43            3,924,367.59               1.52
Michigan                              997           69,246,888.30              26.90
Minnesota                              51            4,291,782.57               1.67
Mississippi                             2               97,461.93               0.04
Missouri                               29            1,794,623.65               0.70
Montana                                 7              708,009.34               0.28
Nebraska                                7              404,778.68               0.16
Nevada                                 39            4,020,115.83               1.56
New Hampshire                           5              364,886.56               0.14
New Jersey                             98           11,324,393.10               4.40
New Mexico                             21            1,694,425.59               0.66
New York                               69            7,773,778.51               3.02
North Carolina                         47            2,986,081.75               1.16
Ohio                                  185           13,343,199.97               5.18
Oklahoma                               22            1,865,903.35               0.72
Oregon                                 91           10,268,078.45               3.99
Pennsylvania                           65            5,801,493.91               2.25
Rhode Island                            7              601,158.49               0.23
South Carolina                          7              867,547.08               0.34
South Dakota                            7              383,809.08               0.15
Tennessee                              36            2,523,703.48               0.98
Texas                                  54            4,608,146.42               1.79
Utah                                   57            5,879,398.97               2.28
Vermont                                 2              145,950.00               0.06
Virginia                               38            3,173,625.44               1.23
Washington                             66            7,847,688.08               3.05
West Virginia                          17            1,072,861.08               0.42
Wisconsin                              40            2,657,196.55               1.03
Wyoming                                 3              264,293.44               0.10
                                    -----          --------------               ----
Total:                              2,934          257,393,792.37                100


   This information has been prepared in connection with the issuance of securities representing interests in the above trust, and is based in part on information provided by Advanta Mortgage Corp. with respect to the expected characteristics of the pool of home equity loans in which these securities will represent undivided beneficial interests. The actual characteristics and performance of the home equity loans will differ from the assumptions used in preparing these materials, which are hypothetical in nature. Changes in the assumptions may have a material impact on the information set forth in these materials. No representation is made that any performance or return indicated herein will be achieved. For example, it is very unlikely that the loans will prepay at a constant rate or follow a predictable pattern. This information may not be used or otherwise disseminated in connection with the offer or sale of these or any other securities, except in connection with the initial offer or sale of these securities to you to the extent set forth below. NO REPRESENTATION IS MADE AS TO THE APPROPRIATENESS, USEFULNESS, ACCURACY OR COMPLETENESS OF THESE MATERIALS OR THE ASSUMPTIONS ON WHICH THEY ARE BASED. Additional information is available upon request. These materials do not constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular trading strategy. ANY SUCH OFFER TO BUY OR SELL ANY SECURITY WOULD BE MADE PURSUANT TO A DEFINITIVE PROSPECTUS AND PROSPECTUS SUPPLEMENT PREPARED BY THE ISSUER WHICH WOULD CONTAIN MATERIAL INFORMATION NOT CONTAINED IN THESE MATERIALS. SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT WILL CONTAIN ALL MATERIAL INFORMATION IN RESPECT OF ANY SUCH SECURITY OFFERED THEREBY AND ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE SOLELY IN RELIANCE UPON SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. ANY CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN ARE TO BE READ IN CONJUNCTION WITH SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. In the event of any such offering, these materials, including any description of the loans contained herein, shall be deemed superseded, amended and supplemented in their entirety by such Prospectus and Prospectus Supplement. To Our Readers Worldwide: In addition, please note that this information has been provided by Morgan Stanley & Co. Incorporated and approved by Morgan Stanley & Co. International Limited, a member of the Securities and Futures Authority, and Morgan Stanley Japan Ltd. We recommend that investors obtain the advice of their Morgan Stanley & Co. International Limited or Morgan Stanley Japan Ltd. representative about the investment concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

                                                         Aggregate           % of Aggregate
Range of                        Number of                Principal           Principal
CLTV Ratios                     Mortgage Loans           Balance             Balance
-----------                     --------------           -------             -------
90.001 -  95.000                     8                    986,497.21               0.38
85.001 -  90.000                   361                 38,440,205.19              14.93
80.001 -  85.000                   794                 74,291,435.68              28.86
75.001 -  80.000                   789                 68,180,065.37              26.49
70.001 -  75.000                   339                 30,728,600.63              11.94
65.001 -  70.000                   209                 15,940,613.50               6.19
60.001 -  65.000                   200                 14,541,341.99               5.65
55.001 -  60.000                    74                  5,273,335.51               2.05
50.001 -  55.000                    53                  3,572,691.37               1.39
0.001 -  50.000                    107                  5,439,005.92               2.11
                                 -----                --------------              -----
Total:                           2,934                257,393,792.37                100

Minimum:   13.51
Maximum:   95.00
Weighted Average by Original Balance:   78.62

Weighted Average by Original Balance:   78.62


   This information has been prepared in connection with the issuance of securities representing interests in the above trust, and is based in part on information provided by Advanta Mortgage Corp. with respect to the expected characteristics of the pool of home equity loans in which these securities will represent undivided beneficial interests. The actual characteristics and performance of the home equity loans will differ from the assumptions used in preparing these materials, which are hypothetical in nature. Changes in the assumptions may have a material impact on the information set forth in these materials. No representation is made that any performance or return indicated herein will be achieved. For example, it is very unlikely that the loans will prepay at a constant rate or follow a predictable pattern. This information may not be used or otherwise disseminated in connection with the offer or sale of these or any other securities, except in connection with the initial offer or sale of these securities to you to the extent set forth below. NO REPRESENTATION IS MADE AS TO THE APPROPRIATENESS, USEFULNESS, ACCURACY OR COMPLETENESS OF THESE MATERIALS OR THE ASSUMPTIONS ON WHICH THEY ARE BASED. Additional information is available upon request. These materials do not constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular trading strategy. ANY SUCH OFFER TO BUY OR SELL ANY SECURITY WOULD BE MADE PURSUANT TO A DEFINITIVE PROSPECTUS AND PROSPECTUS SUPPLEMENT PREPARED BY THE ISSUER WHICH WOULD CONTAIN MATERIAL INFORMATION NOT CONTAINED IN THESE MATERIALS. SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT WILL CONTAIN ALL MATERIAL INFORMATION IN RESPECT OF ANY SUCH SECURITY OFFERED THEREBY AND ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE SOLELY IN RELIANCE UPON SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. ANY CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN ARE TO BE READ IN CONJUNCTION WITH SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. In the event of any such offering, these materials, including any description of the loans contained herein, shall be deemed superseded, amended and supplemented in their entirety by such Prospectus and Prospectus Supplement. To Our Readers Worldwide: In addition, please note that this information has been provided by Morgan Stanley & Co. Incorporated and approved by Morgan Stanley & Co. International Limited, a member of the Securities and Futures Authority, and Morgan Stanley Japan Ltd. We recommend that investors obtain the advice of their Morgan Stanley & Co. International Limited or Morgan Stanley Japan Ltd. representative about the investment concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

                                                         Aggregate           % of Aggregate
Range of Current                Number of                Principal           Principal
Mortgage Rates                  Mortgage Loans           Balance             Balance
--------------                  --------------           -------             -------
6.001 -   7.000                        3                 273,632.78               0.11
7.001 -   8.000                       46               5,976,111.47               2.32
8.001 -   9.000                      219              28,720,430.48              11.16
9.001 -  10.000                      615              65,973,040.25              25.63
10.001 -  11.000                   1,003              80,757,512.29              31.38
11.001 -  12.000                     724              52,355,416.40              20.34
12.001 -  13.000                     186              13,271,610.13               5.16
13.001 -  14.000                      55               3,946,244.95               1.53
14.001 -  15.000                      55               4,151,553.88               1.61
15.001 -  16.000                      26               1,889,268.75               0.73
16.001 -  17.000                       2                  78,970.99               0.03
                                   -----             --------------              -----
Total:                             2,934             257,393,792.37                100


Minimum:   6.90
Maximum:   16.99
Weighted Average:               10.48



                                                         Aggregate           % of Aggregate
Remaining Term                  Number of                Principal           Principal
to Maturity                     Mortgage Loans           Balance             Balance
-----------                     --------------           -------             -------
109 -120                               2                 106,708.56               0.04
169 -180                              28               1,665,909.72               0.65
217 -228                               3                 183,834.58               0.07
229 -240                              11                 842,812.12               0.33
289 -300                               5                 283,781.57               0.11
349 -360                           2,885             254,310,745.82               98.8
                                   -----             --------------               ----
Total:                             2,934             257,393,792.37                100

Minimum:   119
Maximum:   360
Weighted Average:               356.8



   This information has been prepared in connection with the issuance of securities representing interests in the above trust, and is based in part on information provided by Advanta Mortgage Corp. with respect to the expected characteristics of the pool of home equity loans in which these securities will represent undivided beneficial interests. The actual characteristics and performance of the home equity loans will differ from the assumptions used in preparing these materials, which are hypothetical in nature. Changes in the assumptions may have a material impact on the information set forth in these materials. No representation is made that any performance or return indicated herein will be achieved. For example, it is very unlikely that the loans will prepay at a constant rate or follow a predictable pattern. This information may not be used or otherwise disseminated in connection with the offer or sale of these or any other securities, except in connection with the initial offer or sale of these securities to you to the extent set forth below. NO REPRESENTATION IS MADE AS TO THE APPROPRIATENESS, USEFULNESS, ACCURACY OR COMPLETENESS OF THESE MATERIALS OR THE ASSUMPTIONS ON WHICH THEY ARE BASED. Additional information is available upon request. These materials do not constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular trading strategy. ANY SUCH OFFER TO BUY OR SELL ANY SECURITY WOULD BE MADE PURSUANT TO A DEFINITIVE PROSPECTUS AND PROSPECTUS SUPPLEMENT PREPARED BY THE ISSUER WHICH WOULD CONTAIN MATERIAL INFORMATION NOT CONTAINED IN THESE MATERIALS. SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT WILL CONTAIN ALL MATERIAL INFORMATION IN RESPECT OF ANY SUCH SECURITY OFFERED THEREBY AND ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE SOLELY IN RELIANCE UPON SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. ANY CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN ARE TO BE READ IN CONJUNCTION WITH SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. In the event of any such offering, these materials, including any description of the loans contained herein, shall be deemed superseded, amended and supplemented in their entirety by such Prospectus and Prospectus Supplement. To Our Readers Worldwide: In addition, please note that this information has been provided by Morgan Stanley & Co. Incorporated and approved by Morgan Stanley & Co. International Limited, a member of the Securities and Futures Authority, and Morgan Stanley Japan Ltd. We recommend that investors obtain the advice of their Morgan Stanley & Co. International Limited or Morgan Stanley Japan Ltd. representative about the investment concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

                                                         Aggregate               % of Aggregate
Range of                        Number of                Principal               Principal
Principal Balances              Mortgage Loans           Balance                 Balance
------------------              --------------           -------                 -------
10,000.01 -15,000.00                    8                  116,671.98                0.05
15,000.01 -20,000.00                   27                  500,375.07                0.19
20,000.01 -25,000.00                   45                1,056,056.48                0.41
25,000.01 -30,000.00                   83                2,346,028.72                0.91
30,000.01 -35,000.00                  106                3,507,750.54                1.36
35,000.01 -40,000.00                  146                5,585,997.41                2.17
40,000.01 -45,000.00                  154                6,597,844.11                2.56
45,000.01 -50,000.00                  160                7,644,299.03                2.97
50,000.01 -55,000.00                  165                8,687,554.46                3.38
55,000.01 -60,000.00                  209               12,025,391.06                4.67
60,000.01 -65,000.00                  163               10,233,758.28                3.98
65,000.01 -70,000.00                  134                9,099,860.17                3.54
70,000.01 -75,000.00                  135                9,800,400.65                3.81
75,000.01 -80,000.00                  128                9,942,064.04                3.86
80,000.01 -85,000.00                  118                9,769,919.67                 3.8
85,000.01 -90,000.00                  109                9,570,012.08                3.72
90,000.01 -95,000.00                   76                7,059,332.04                2.74
95,000.01 -100,000.00                 113               11,041,947.60                4.29
100,000.01 -150,000.00                527               63,648,172.57               24.73
150,000.01 -200,000.00                199               34,144,368.70               13.27
200,000.01 -250,000.00                 69               15,163,415.51                5.89
250,000.01 -300,000.00                 30                8,083,907.40                3.14
300,000.01 -350,000.00                 13                4,175,943.53                1.62
350,000.01 -450,000.00                  8                2,967,163.24                1.15
450,000.01 -500,000.00                  4                1,943,142.63                0.75
500,000.01 -550,000.00                  3                1,547,277.84                 0.6
550,000.01 -600,000.00                  2                1,135,137.56                0.44
                                    -----              --------------                ----
Total:                              2,934              257,393,792.37                 100


Minimum:   13,400
Maximum:   573,361
Average:   87,728


    This information has been prepared in connection with the issuance of securities representing interests in the above trust, and is based in part on information provided by Advanta Mortgage Corp. with respect to the expected characteristics of the pool of home equity loans in which these securities will represent undivided beneficial interests. The actual characteristics and performance of the home equity loans will differ from the assumptions used in preparing these materials, which are hypothetical in nature. Changes in the assumptions may have a material impact on the information set forth in these materials. No representation is made that any performance or return indicated herein will be achieved. For example, it is very unlikely that the loans will prepay at a constant rate or follow a predictable pattern. This information may not be used or otherwise disseminated in connection with the offer or sale of these or any other securities, except in connection with the initial offer or sale of these securities to you to the extent set forth below. NO REPRESENTATION IS MADE AS TO THE APPROPRIATENESS, USEFULNESS, ACCURACY OR COMPLETENESS OF THESE MATERIALS OR THE ASSUMPTIONS ON WHICH THEY ARE BASED. Additional information is available upon request. These materials do not constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular trading strategy. ANY SUCH OFFER TO BUY OR SELL ANY SECURITY WOULD BE MADE PURSUANT TO A DEFINITIVE PROSPECTUS AND PROSPECTUS SUPPLEMENT PREPARED BY THE ISSUER WHICH WOULD CONTAIN MATERIAL INFORMATION NOT CONTAINED IN THESE MATERIALS. SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT WILL CONTAIN ALL MATERIAL INFORMATION IN RESPECT OF ANY SUCH SECURITY OFFERED THEREBY AND ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE SOLELY IN RELIANCE UPON SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. ANY CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN ARE TO BE READ IN CONJUNCTION WITH SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. In the event of any such offering, these materials, including any description of the loans contained herein, shall be deemed superseded, amended and supplemented in their entirety by such Prospectus and Prospectus Supplement. To Our Readers Worldwide: In addition, please note that this information has been provided by Morgan Stanley & Co. Incorporated and approved by Morgan Stanley & Co. International Limited, a member of the Securities and Futures Authority, and Morgan Stanley Japan Ltd. We recommend that investors obtain the advice of their Morgan Stanley & Co. International Limited or Morgan Stanley Japan Ltd. representative about the investment concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

                                                       Aggregate                 % of Aggregate
Months Elapsed                  Number of              Principal                 Principal
Since Origination               Mortgage Loans         Balance                   Balance
-----------------               --------------         -------                   -------
=<0                                   807                59,624,712.32              23.16
1 -6                                2,095               195,058,864.40              75.78
7 -12                                  32                 2,710,215.65               1.05
                                    -----               --------------              -----
Total:                              2,934               257,393,792.37                100


Minimum:   0
Maximum:   11
Weighted Average:               1.3





                                                       Aggregate                 % of Aggregate
Range of Maximum                Number of              Principal                 Principal
Mortgage Rates                  Mortgage Loans         Balance                   Balance
-----------------               --------------         -------                   -------
13.500 -  13.999                        6                   690,720.40               0.27
14.000 -  14.499                       20                 2,245,127.62               0.87
14.500 -  14.999                       48                 7,131,207.36               2.77
15.000 -  15.499                       93                12,631,316.59               4.91
15.500 -  15.999                      282                28,026,707.55              10.89
16.000 -  16.499                      615                54,930,515.49              21.34
16.500 -  16.999                      355                33,224,482.99              12.91
17.000 -  17.499                      425                34,788,800.78              13.52
17.500 -  17.999                      505                37,126,030.30              14.42
18.000 -  18.499                      210                18,067,675.76               7.02
18.500 -  18.999                      133                11,164,936.84               4.34
19.000 -  19.499                       80                 5,606,281.84               2.18
19.500 -  19.999                       51                 3,473,154.48               1.35
20.000 -  20.499                       21                 1,708,764.36               0.66
20.500 -  20.999                       28                 2,165,473.56               0.84
21.000 -  21.499                       30                 2,314,900.77                0.9
21.500 -  21.999                       24                 1,589,066.31               0.62
22.000 -  22.499                        4                   361,279.16               0.14
22.500 -  22.999                        3                   104,129.22               0.04
23.000 -  23.499                        1                    43,220.99               0.02
                                    -----               --------------              -----
Total:                              2,934               257,393,792.37                100

Minimum:   13.74
Maximum:   23.49
Weighted Average:               17.03



   This information has been prepared in connection with the issuance of securities representing interests in the above trust, and is based in part on information provided by Advanta Mortgage Corp. with respect to the expected characteristics of the pool of home equity loans in which these securities will represent undivided beneficial interests. The actual characteristics and performance of the home equity loans will differ from the assumptions used in preparing these materials, which are hypothetical in nature. Changes in the assumptions may have a material impact on the information set forth in these materials. No representation is made that any performance or return indicated herein will be achieved. For example, it is very unlikely that the loans will prepay at a constant rate or follow a predictable pattern. This information may not be used or otherwise disseminated in connection with the offer or sale of these or any other securities, except in connection with the initial offer or sale of these securities to you to the extent set forth below. NO REPRESENTATION IS MADE AS TO THE APPROPRIATENESS, USEFULNESS, ACCURACY OR COMPLETENESS OF THESE MATERIALS OR THE ASSUMPTIONS ON WHICH THEY ARE BASED. Additional information is available upon request. These materials do not constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular trading strategy. ANY SUCH OFFER TO BUY OR SELL ANY SECURITY WOULD BE MADE PURSUANT TO A DEFINITIVE PROSPECTUS AND PROSPECTUS SUPPLEMENT PREPARED BY THE ISSUER WHICH WOULD CONTAIN MATERIAL INFORMATION NOT CONTAINED IN THESE MATERIALS. SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT WILL CONTAIN ALL MATERIAL INFORMATION IN RESPECT OF ANY SUCH SECURITY OFFERED THEREBY AND ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE SOLELY IN RELIANCE UPON SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. ANY CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN ARE TO BE READ IN CONJUNCTION WITH SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. In the event of any such offering, these materials, including any description of the loans contained herein, shall be deemed superseded, amended and supplemented in their entirety by such Prospectus and Prospectus Supplement. To Our Readers Worldwide: In addition, please note that this information has been provided by Morgan Stanley & Co. Incorporated and approved by Morgan Stanley & Co. International Limited, a member of the Securities and Futures Authority, and Morgan Stanley Japan Ltd. We recommend that investors obtain the advice of their Morgan Stanley & Co. International Limited or Morgan Stanley Japan Ltd. representative about the investment concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

                                                          Aggregate           % of Aggregate
Range of Minimum                Number of                 Principal           Principal
Mortgage Rates                  Mortgage Loans            Balance             Balance
--------------                  --------------            -------             -------
3.000 -   3.499                       1                       573,360.89               0.22
3.500 -   3.999                       3                       606,893.73               0.24
4.000 -   4.499                       4                       552,921.44               0.21
4.500 -   4.999                       9                       834,021.02               0.32
5.000 -   5.499                      50                     4,909,358.81               1.91
5.500 -   5.999                     142                    11,865,651.27               4.61
6.000 -   6.499                      94                     9,333,479.64               3.63
6.500 -   6.999                      58                     4,850,568.28               1.88
7.000 -   7.499                      31                     2,938,904.39               1.14
7.500 -   7.999                      38                     4,007,336.92               1.56
8.000 -   8.499                      56                     6,936,934.53                2.7
8.500 -   8.999                     237                    27,444,700.30              10.66
9.000 -   9.499                     138                    15,699,471.68                6.1
9.500 -   9.999                     332                    35,342,947.07              13.73
10.000 -  10.499                    537                    40,998,867.60              15.93
10.500 -  10.999                    314                    27,444,668.88              10.66
11.000 -  11.499                    286                    20,157,914.96               7.83
11.500 -  11.999                    339                    23,579,357.18               9.16
12.000 -  12.499                     94                     6,961,547.94                2.7
12.500 -  12.999                     45                     2,958,779.92               1.15
13.000 -  13.499                     30                     2,019,744.25               0.78
13.500 -  13.999                     17                     1,360,449.51               0.53
14.000 -  14.499                     22                     1,776,845.76               0.69
14.500 -  14.999                     27                     2,166,146.20               0.84
15.000 -  15.499                     23                     1,587,681.68               0.62
15.500 -  15.999                      5                       406,267.53               0.16
16.000 -  16.499                      1                        35,750.00               0.01
16.500 -  16.999                      1                        43,220.99               0.02
                                  -----                   --------------              -----
Total:                            2,934                   257,393,792.37                100


Minimum:   3.00
Maximum:   16.99
Weighted Average:               9.76


   This information has been prepared in connection with the issuance of securities representing interests in the above trust, and is based in part on information provided by Advanta Mortgage Corp. with respect to the expected characteristics of the pool of home equity loans in which these securities will represent undivided beneficial interests. The actual characteristics and performance of the home equity loans will differ from the assumptions used in preparing these materials, which are hypothetical in nature. Changes in the assumptions may have a material impact on the information set forth in these materials. No representation is made that any performance or return indicated herein will be achieved. For example, it is very unlikely that the loans will prepay at a constant rate or follow a predictable pattern. This information may not be used or otherwise disseminated in connection with the offer or sale of these or any other securities, except in connection with the initial offer or sale of these securities to you to the extent set forth below. NO REPRESENTATION IS MADE AS TO THE APPROPRIATENESS, USEFULNESS, ACCURACY OR COMPLETENESS OF THESE MATERIALS OR THE ASSUMPTIONS ON WHICH THEY ARE BASED. Additional information is available upon request. These materials do not constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular trading strategy. ANY SUCH OFFER TO BUY OR SELL ANY SECURITY WOULD BE MADE PURSUANT TO A DEFINITIVE PROSPECTUS AND PROSPECTUS SUPPLEMENT PREPARED BY THE ISSUER WHICH WOULD CONTAIN MATERIAL INFORMATION NOT CONTAINED IN THESE MATERIALS. SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT WILL CONTAIN ALL MATERIAL INFORMATION IN RESPECT OF ANY SUCH SECURITY OFFERED THEREBY AND ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE SOLELY IN RELIANCE UPON SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. ANY CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN ARE TO BE READ IN CONJUNCTION WITH SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. In the event of any such offering, these materials, including any description of the loans contained herein, shall be deemed superseded, amended and supplemented in their entirety by such Prospectus and Prospectus Supplement. To Our Readers Worldwide: In addition, please note that this information has been provided by Morgan Stanley & Co. Incorporated and approved by Morgan Stanley & Co. International Limited, a member of the Securities and Futures Authority, and Morgan Stanley Japan Ltd. We recommend that investors obtain the advice of their Morgan Stanley & Co. International Limited or Morgan Stanley Japan Ltd. representative about the investment concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

                                                         Aggregate                 % of Aggregate
Range of                  Number of                      Principal                 Principal
Margins                   Mortgage Loans                 Balance                   Balance
-------                   --------------                 -------                   -------
2.001 -   3.000                       9                     1,296,923.00                0.5
3.001 -   4.000                      70                     7,229,509.43               2.81
4.001 -   5.000                     289                    31,476,228.25              12.23
5.001 -   6.000                     594                    61,047,456.32              23.72
6.001 -   7.000                   1,084                    90,251,233.60              35.06
7.001 -   8.000                     696                    51,168,053.83              19.88
8.001 -   9.000                     137                    10,922,039.80               4.24
9.001 -  10.000                      46                     3,365,292.01               1.31
10.001 -  11.000                      8                       593,835.14               0.23
12.001 -  13.000                      1                        43,220.99               0.02
                                  -----                   --------------              -----
Total:                            2,934                   257,393,792.37                100



Minimum:   2.95
Maximum:   12.10
Weighted Average:               6.30




                                                         Aggregate                 % of Aggregate
Next Interest             Number of                      Principal                 Principal
Adjustment Date           Mortgage Loans                 Balance                   Balance
---------------           --------------                 -------                   -------
1998-03                            8                     1,250,625.03               0.49
1998-04                            8                       666,760.41               0.26
1998-05                           12                     1,025,698.91                0.4
1998-06                           54                     5,770,371.85               2.24
1998-07                           68                     7,163,901.01               2.78
1998-08                           14                     1,144,485.76               0.44
1998-09                            4                       670,923.48               0.26
1998-10                            4                       509,660.45                0.2
1998-11                           12                     1,532,861.70                0.6
1998-12                           10                       664,060.32               0.26
1999-01                           10                     1,390,366.59               0.54
1999-02                            4                       554,000.00               0.22
1999-03                            1                       150,000.00               0.06
1999-04                            1                       147,320.13               0.06
1999-05                            3                       185,190.41               0.07
1999-06                            5                       397,845.66               0.15
1999-07                           11                       815,543.95               0.32
1999-08                            4                       217,466.79               0.08
1999-09                           27                     2,624,441.13               1.02
1999-10                           58                     5,084,993.52               1.98
1999-11                          109                    10,568,122.97               4.11
1999-12                          327                    34,117,991.85              13.26
2000-01                          916                    78,223,352.29              30.39
2000-02                          533                    37,064,151.20               14.4
2000-03                          112                     7,069,625.00               2.75
2000-04                            3                       200,537.82               0.08
2000-05                            1                        68,786.91               0.03
2000-06                            1                       153,654.88               0.06
2000-07                            2                       252,598.60                0.1
2000-08                            1                        57,894.47               0.02
2000-09                            2                       193,437.56               0.08
2000-10                           11                     1,183,695.55               0.46
2000-11                           34                     3,008,978.32               1.17
2000-12                          119                    10,619,846.85               4.13
2001-01                          181                    17,238,507.70                6.7
2001-02                           96                     8,878,064.07               3.45
2002-11                            5                       376,393.13               0.15
2002-12                           50                     5,055,752.17               1.96
2003-01                           67                     6,619,592.48               2.57
2003-02                           44                     4,261,291.45               1.66
2003-03                            2                       215,000.00               0.08
                               -----                   --------------              -----
Total:                         2,934                   257,393,792.37                100


Minimum:   1998-03
Maximum:   2003-03
Weighted Average:               3/18/00


   This information has been prepared in connection with the issuance of securities representing interests in the above trust, and is based in part on information provided by Advanta Mortgage Corp. with respect to the expected characteristics of the pool of home equity loans in which these securities will represent undivided beneficial interests. The actual characteristics and performance of the home equity loans will differ from the assumptions used in preparing these materials, which are hypothetical in nature. Changes in the assumptions may have a material impact on the information set forth in these materials. No representation is made that any performance or return indicated herein will be achieved. For example, it is very unlikely that the loans will prepay at a constant rate or follow a predictable pattern. This information may not be used or otherwise disseminated in connection with the offer or sale of these or any other securities, except in connection with the initial offer or sale of these securities to you to the extent set forth below. NO REPRESENTATION IS MADE AS TO THE APPROPRIATENESS, USEFULNESS, ACCURACY OR COMPLETENESS OF THESE MATERIALS OR THE ASSUMPTIONS ON WHICH THEY ARE BASED. Additional information is available upon request. These materials do not constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular trading strategy. ANY SUCH OFFER TO BUY OR SELL ANY SECURITY WOULD BE MADE PURSUANT TO A DEFINITIVE PROSPECTUS AND PROSPECTUS SUPPLEMENT PREPARED BY THE ISSUER WHICH WOULD CONTAIN MATERIAL INFORMATION NOT CONTAINED IN THESE MATERIALS. SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT WILL CONTAIN ALL MATERIAL INFORMATION IN RESPECT OF ANY SUCH SECURITY OFFERED THEREBY AND ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE SOLELY IN RELIANCE UPON SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. ANY CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN ARE TO BE READ IN CONJUNCTION WITH SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. In the event of any such offering, these materials, including any description of the loans contained herein, shall be deemed superseded, amended and supplemented in their entirety by such Prospectus and Prospectus Supplement. To Our Readers Worldwide: In addition, please note that this information has been provided by Morgan Stanley & Co. Incorporated and approved by Morgan Stanley & Co. International Limited, a member of the Securities and Futures Authority, and Morgan Stanley Japan Ltd. We recommend that investors obtain the advice of their Morgan Stanley & Co. International Limited or Morgan Stanley Japan Ltd. representative about the investment concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.